                      -----------------------------------
                       Semiannual Report January 31, 1999
                      -----------------------------------

                                   OPPENHEIMER

                                   New Jersey
                                 Municipal Fund

                                   [GRAPHIC]

                                     [LOGO]
                              OppenheimerFunds(R)
                            THE RIGHT WAY TO INVEST

Contents

 3 President's Letter

 4 An Interview
   with Your Fund's Manager

11 Financial
   Statements

30 Officers and
   Trustees

32 Information and Services

Report highlights
--------------------------------------------------------------------------------

o Municipal bonds performed well over the past six months in a declining-interest-rate environment.

o Several of the Fund's holdings received credit rating upgrades, which enhanced the value of the securities.

Cumulative Total Returns
For the 6-Month Period
Ended 1/31/99

Class A
Without       With
Sales Chg.1   Sales Chg.2
--------------------------
4.74%         -0.24%
--------------------------

Class B
Without       With
Sales Chg.1   Sales Chg.2
--------------------------
4.26%         -0.74%
--------------------------

Class C
Without       With
Sales Chg.1   Sales Chg.2
--------------------------
4.26%         3.26%
--------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com.

1. Includes changes in net asset value per share without deducting any sales charges. This performance is not annualized.

2. Class A returns include the current maximum initial sales charge of 4.75%. Class B returns include the applicable contingent deferred sales charge of 5%. Class C returns include the contingent deferred sales charge of 1%. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


                    2 Oppenheimer New Jersey Municipal Fund

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
New Jersey
Municipal Fund

Dear shareholder,
--------------------------------------------------------------------------------

Contrary to what many analysts had expected, the U.S. economy appears to have picked up steam over the past few months. The fourth quarter of 1998 posted the fastest rate of economic growth in two years, and early indications suggest that the first quarter of 1999 may follow suit.

      With respect to the U.S. bond market, stronger than expected economic growth has triggered concerns that the Federal Reserve may raise key interest rates to forestall an acceleration of inflation. As a result, yields of longer term taxable bonds have risen from their October 1998 lows, when investors had bid up prices during the global "flight to quality." At the same time, tax-exempt bond prices and yields have remained relatively stable.

      In the U.S. stock market, it might appear at first glance that prices are rising as rapidly as the economy is growing. However, a closer look reveals that, with the exception of large-cap growth companies and the technology industry, most stock prices remained relatively flat. What's more, the disparity in valuations between large companies, which have led the market's advance, and smaller ones, which have lagged, has become historically wide.

      What do these observations mean for your investments? In our view, actively managed portfolios that are closely monitored by expert money managers are likely to provide better returns than passive index investing in 1999. That's because selectivity is expected to be more critical to performance than it has been over the past few years. In a potentially overvalued stock market and rising interest-rate environment, the ability to identify the most promising securities could become paramount.

      Even though many equity investors may be tempted to jump aboard the technology bandwagon, we suggest a more prudent course: broad diversification beyond any single asset class, industry, capitalization range or geographic region. We believe that the risks of this investment environment require consideration of a broad range of investments and markets, including bonds. That way, if one market experiences setbacks, one or more of the others may help cushion the effects on your overall portfolio.

      No matter what the financial markets have in store, we resolve to continue working with your financial advisor to keep you apprised of potential risks and opportunities. Providing you with the market information, professionally managed investments and other resources you need to achieve your financial goals is an important part of our enduring commitment to you as The Right Way to Invest.

Sincerely,


/s/ Bridget A. Macaskill

Bridget A. Macaskill
February 22, 1999


                     3 Oppenheimer New Jersey Municipal Fund

An interview with your Fund's manager
--------------------------------------------------------------------------------

How did the Fund perform during the six-month period that ended January 31, 1999?

We are pleased with the Fund's performance over the past six months. Not only has the municipal bond market rallied overall since August 1, 1998, but several of our holdings also received credit rating upgrades from the major independent rating agencies, which helped to increase their investment value.

Why did the municipal bond market rally during the second half of 1998?

When the reporting period began in August 1998, many financial markets around the world were in disarray and global economic conditions were uncertain. The U.S. stock market and the higher-yielding sectors of the U.S. bond market were in the midst of a sharp decline triggered by the spread of the global currency and credit crisis from Asia to Russia and Latin America. Lower overseas demand for U.S. goods and services was expected to reduce the growth of domestic corporate earnings, and investors became concerned that U.S. economic growth might suffer.

      Unlike equity investors, fixed-income investors tend to welcome slower economic growth because it helps alleviate inflationary pressures that may be present


                     4 Oppenheimer New Jersey Municipal Fund

[PHOTO]

Portfolio Management Team (l to r)
Robert E. Patterson
Caryn Halbrecht
(Portfolio Manager)
Jerry Webman

in the economy. In addition, slower growth makes it more likely that interest rates will decline, especially if the Federal Reserve Board cuts key short-term rates to stimulate economic growth. As a result, prices of high-quality bonds rose in the third quarter of 1998, especially U.S. Treasury securities and highly rated municipal bonds. However, municipal bonds lagged the performance of comparable U.S. Treasury securities over the same period.

Why did U.S. Treasury securities provide higher returns than municipal bonds?

In last summer's uncertain market environment, both domestic and overseas investors sold investments they perceived as risky. Instead, they flocked to the relative safety of triple-A-rated U.S. government bonds. Demand for U.S. Treasury securities was rising at the same time that supply was falling because of the federal government's success in balancing the budget. When demand for a particular investment exceeds the available supply of securities, investors usually bid up the price.


                     5 Oppenheimer New Jersey Municipal Fund

Avg Annual Total Returns
For the Periods Ended 12/31/981

Class A
                Since
1 year  5 year  Inception
-------------------------------
1.33%   N/A     5.19%
-------------------------------

Class B
                Since
1 year  5 year  Inception
-------------------------------
0.58%   N/A     5.08%
-------------------------------

Class C
                Since
1 year  5 year  Inception
-------------------------------
4.49%   N/A     6.87%
-------------------------------

An interview with your Fund's manager
--------------------------------------------------------------------------------

Unlike U.S. Treasury securities, however, there was an abundant supply of municipal bonds to meet the relatively steady level of demand. Because overseas investors and most institutions receive no tax benefits from municipal bonds, they did not contribute to an increase in demand within this market sector. In addition, municipalities and other issuers took advantage of low interest rates last year to finance new projects and refinance existing ones at lower costs. With the second largest volume of new tax-exempt issuance in history entering the market in 1998, plenty of securities were available to satisfy demand from individual investors and mutual funds. Accordingly, while municipal bond prices rallied when interest rates fell, they did not rise to the extent that prices of U.S. Treasury securities did.

How was the Fund managed in this environment?

We remained nearly fully invested in a diversified port folio of tax-exempt securities from a wide variety of issuers. Because we had expected the U.S. economy to slow, we positioned the portfolio for slower growth and lower interest rates well before the six-month reporting period began. In doing so, we emphasized bonds that provide protection against being redeemed early, or "called," by their issuers. Because having bonds called while interest rates are falling often requires us to reinvest the proceeds at lower yields, having such "call protection" was an important part of our strategy over the past six months.


                     6 Oppenheimer New Jersey Municipal Fund

Later in the six-month reporting period, we shifted our focus to higher quality bonds, including insured bonds. That's because the differences in yields between highly rated bonds and lower rated bonds had narrowed substantially during the second half of last year, and there was little incentive to assume the additional credit risks that lower rated bonds entail.

In what types of municipal projects did the Fund invest over the past six months?

Our best opportunities in New Jersey have been in healthcare and adult-living centers. During the past six months we added a position in an adult-living facility located in Somerset County. The facility serves a wealthy community, which combined with improving revenues and occupancy rates, as well as a conservative plan for expansion, gives us a high degree of confidence in the issuer. The attractive characteristics of this particular investment offset the construction and occupancy risks that are typically associated with this sector.

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 4.75%. Class A and B shares were first publicly offered on 3/1/94. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception). Class C returns for the one-year period include the contingent deferred sales charge of 1%. Class C shares have an inception date of 8/29/95. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


                     7 Oppenheimer New Jersey Municipal Fund

Standardized Yields2
For the 30 Days Ended 1/31/99

-----------------------------
Class A             3.97%
-----------------------------
Class B             3.46
-----------------------------
Class C             3.46
-----------------------------

An interview with your Fund's manager
--------------------------------------------------------------------------------

We continue to be very cautious in the solid waste arena and have found only one issue in that market which we were satisfied to own.

      Over the last six months, we've also added inverse floaters to the portfolio. Inverse floaters are derivative instruments that enable us to earn extra tax-free income for the Fund in a low interest-rate environment. The addition of these instruments brought the portfolio in line with other long-term bond funds that have ten percent--the maximum percentage allowed in such funds--of their assets invested in these securities.

What is your outlook for the municipal bond market?

We remain very optimistic. Our outlook is especially positive for tax-exempt bonds, however, because they have become quite inexpensive relative to their historical price relationship with U.S. Treasury securities.

In fact, during October 1998, some tax-exempt bond yields equaled the yields of comparable taxable government bonds. In effect, those who invested in municipal bonds in October received the income-tax benefits for free!

2. Standardized yield is based on net investment income for the 30-day period ended January 31, 1999. Falling share prices will tend to artificially raise yields.

                     8 Oppenheimer New Jersey Municipal Fund

Credit Allocation3

     [GRAPHIC]

AAA             59.8%
AA               5.0
A               12.2
BBB              8.5
BB              12.2
B                2.3

While municipal bond yields have moderated somewhat relative to U.S. Treasury securities since this past October, they remain quite inexpensive compared to historical norms. If the yield relationship between tax-exempt and taxable bonds returns to more normal levels, as we expect, 1999 may be a particularly good year for municipal bonds, making these tax-exempt securities an important part of The Right Way to Invest.

Top 5 Industries
Percentage of invested assets4
-------------------------------------------------------------------------------
Hospital/Healthcare                                                        15.8%
-------------------------------------------------------------------------------
Highways                                                                   15.4
-------------------------------------------------------------------------------
Municipal Leases                                                           11.6
-------------------------------------------------------------------------------
Marine/Aviation Facilities                                                  9.5
-------------------------------------------------------------------------------
Adult Living Facilities                                                     9.3
-------------------------------------------------------------------------------

3. Portfolio data are as of January 31, 1999, are dollar-weighted based on invested assets and are subject to change. The Fund may invest up to 25% of its assets in below-investment-grade securities which carry greater risk of default. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocations include securities rated by national ratings organizations as well as unrated securities (currently 12.2% of total investments) which have ratings assigned by the Manager in categories equivalent to those of ratings organizations.

4. Industry weightings are as of January 31, 1999, and are subject to change.


                     9 Oppenheimer New Jersey Municipal Fund

Financials
--------------------------------------------------------------------------------


                    10 Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                        Ratings:
                                                        Moody's/           Face             Market Value
                                                        S&P/Fitch          Amount           See Note 1
========================================================================================================
Municipal Bonds and Notes--99.2%
--------------------------------------------------------------------------------------------------------
New Jersey--76.8%
Atlantic City, NJ GOUN, AMBAC Insured,
5%, 8/15/15                                             Aaa/AAA/AAA        $2,500,000         $2,563,875
--------------------------------------------------------------------------------------------------------
Bergen Cnty., NJ Utilities WPCAU RRB,
Series A, FGIC Insured, 5%, 12/15/14                    Aaa/AAA/AAA         1,045,000          1,081,606
--------------------------------------------------------------------------------------------------------
East Orange, NJ BOE COP, FSA Insured,
5%, 2/1/13                                              Aaa/AAA             2,000,000          2,056,820
--------------------------------------------------------------------------------------------------------
East Orange, NJ BOE COP, FSA Insured,
5.50%, 8/1/12                                           Aaa/AAA             1,250,000          1,382,837
--------------------------------------------------------------------------------------------------------
Essex Cnty., NJ Improvement Authority RB,
Utility System-Orange Franchise, Series A,
MBIA Insured, 5.75%, 7/1/27                             Aaa/AAA             1,000,000          1,082,470
--------------------------------------------------------------------------------------------------------
Hudson Cnty., NJ MUAU System RB,
Prerefunded, 11.875%, 7/1/06                            Aaa/AAA               520,000            636,568
--------------------------------------------------------------------------------------------------------
Mercer Cnty., NJ Improvement Authority RB,
Justice Complex Project, 6.05%, 1/1/11(1)               Aa2/AA-               250,000            250,592
--------------------------------------------------------------------------------------------------------
Newark, NJ GOB, Additional State School
Building Aid, 10%, 6/1/03                               Aaa/AA                720,000            895,802
--------------------------------------------------------------------------------------------------------
Newark, NJ GOB, School Qualified Bond Act,
MBIA Insured, 5.30%, 9/1/08                             Aa /AAA             1,000,000          1,092,760
--------------------------------------------------------------------------------------------------------
NJ Casino Reinvestment DAU Parking Fee RB,
Series A, FSA Insured, 5.20%, 10/1/08                   Aaa/AAA             1,000,000          1,087,530
--------------------------------------------------------------------------------------------------------
NJ Casino Reinvestment DAU Parking Fee RB,
Series A, FSA Insured, 5.25%, 10/1/13                   Aaa/AAA             1,000,000          1,057,340
--------------------------------------------------------------------------------------------------------
NJ COP, Series A, AMBAC Insured, 5%, 6/15/12            Aaa/AAA/AAA         1,000,000          1,034,880
--------------------------------------------------------------------------------------------------------
NJ EDAU PC RB, Public Service Electric &
Gas Co. Project, Series A, MBIA Insured,
6.40%, 5/1/32                                           Aaa/AAA               500,000            554,255
--------------------------------------------------------------------------------------------------------
NJ EDAU RRB, First Mtg. Franciscan Oaks
Project, 5.70%, 10/1/17                                 NR/NR               2,235,000          2,258,736
--------------------------------------------------------------------------------------------------------
NJ EDAU RRB, First Mtg. Keswick Pines,
5.60%, 1/1/12                                           NR/NR                 600,000            600,426
--------------------------------------------------------------------------------------------------------
NJ EDAU RRB, First Mtg. Keswick Pines,
5.70%, 1/1/18                                           NR/NR               2,350,000          2,361,256
--------------------------------------------------------------------------------------------------------
NJ EDAU RRB, Sr. Mtg., Arbor Glen, Series A,
5.875%, 5/15/16                                         NR/NR               3,000,000          2,932,860
--------------------------------------------------------------------------------------------------------
NJ EDAU Water Facilities RB, American
Water Co., Inc. Project, Series A,
FGIC Insured, 6.875%, 11/1/34                           Aaa/AAA/AAA           500,000            572,400
--------------------------------------------------------------------------------------------------------
NJ EDAU Water Facilities RB, American
Water Co., Inc. Project, Series B, FGIC Insured,
5.375%, 5/1/32                                          Aaa/AAA             2,000,000          2,062,920


                    11 Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                        Ratings:
                                                        Moody's/           Face             Market Value
                                                        S&P/Fitch          Amount           See Note 1
--------------------------------------------------------------------------------------------------------
New Jersey  (continued)
NJ EDAU Water Facilities RB, United Water
New Jersey Inc. Project, AMBAC Insured,
5%, 11/1/28                                             Aaa/AAA            $2,000,000         $1,993,080
--------------------------------------------------------------------------------------------------------
NJ Educational FA RRB, Institute of
Advanced Study, Series F, 5%, 7/1/11                    Aaa/AA+             1,130,000          1,197,450
--------------------------------------------------------------------------------------------------------
NJ Educational FA RRB, Monmouth
University, Series C, 5.80%, 7/1/22                     Baa2/BBB            1,000,000          1,055,590
--------------------------------------------------------------------------------------------------------
NJ Educational FA RRB, Stevens Institute of
Technology, Series 1, 5%, 7/1/18                        A3/A                1,095,000          1,098,263
--------------------------------------------------------------------------------------------------------
NJ HCF FAU CAP RRB, St. Barnabas,
Series B, Zero Coupon, 5.10%, 7/1/23(2)                 Aaa/AAA/AAA         6,000,000          1,800,480
--------------------------------------------------------------------------------------------------------
NJ HCF FAU RB, Barnert Hospital,
MBIA Insured, 5%, 8/1/25                                Aaa/AAA               750,000            750,945
--------------------------------------------------------------------------------------------------------
NJ HCF FAU RB, Centrastate Medical Center,
Series A, AMBAC Insured, 6%, 7/1/21(1)                  Aaa/AAA/AAA           100,000            106,173
--------------------------------------------------------------------------------------------------------
NJ HCF FAU RB, Columbus Hospital,
Series A, 7.50%, 7/1/21                                 B2/B                2,000,000          2,064,520
--------------------------------------------------------------------------------------------------------
NJ HCF FAU RB, Southern Ocean Cnty.
Hospital, Series A, 6.25%, 7/1/23                       Baa1/NR             1,000,000          1,060,160
--------------------------------------------------------------------------------------------------------
NJ HCF FAU RB, St. Elizabeth Hospital
Obligation Group, 6%, 7/1/20                            Baa2/BBB            1,000,000          1,053,820
--------------------------------------------------------------------------------------------------------
NJ HCF FAU RB, St. Joseph's Hospital &
Medical Center, Series A, 6%, 7/1/26                    NR/AAA                750,000            824,318
--------------------------------------------------------------------------------------------------------
NJ HCF FAU RRB, Capital Health System
Obligation Group, 5.125%, 7/1/12                        Baa1/A-             3,000,000          3,020,340
--------------------------------------------------------------------------------------------------------
NJ HCF FAU RRB, Dover General Hospital
& Medical Center, MBIA Insured, 7%, 7/1/03              Aaa /AAA            1,000,000          1,132,790
--------------------------------------------------------------------------------------------------------
NJ HCF FAU RRB, Virtua Health Issue,
FSA Insured, 5.25%, 7/1/14                              Aaa/AAA/AAA         2,000,000          2,103,040
--------------------------------------------------------------------------------------------------------
NJ Mtg. & HFA MH RB, Series A, AMBAC
Insured, 6.25%, 5/1/28                                  Aaa /AAA            1,000,000          1,080,900
--------------------------------------------------------------------------------------------------------
NJ Mtg. & HFA RB, Home Buyer, Series J,
MBIA Insured, 6.20%, 10/1/25                            Aaa /AAA              200,000            212,768
--------------------------------------------------------------------------------------------------------
NJ Mtg. & HFA RB, Home Buyer, Series S,
MBIA Insured, 6.05%, 10/1/28                            Aaa /AAA            1,000,000          1,071,310
--------------------------------------------------------------------------------------------------------
NJ Mtg. & HFA RB, Home Buyer, Series X,
MBIA Insured, 5.35%, 4/1/29                             Aaa/AAA/AAA         2,000,000          2,036,380
--------------------------------------------------------------------------------------------------------
NJ Mtg. & HFA RRB, Series 1, 6.70%, 11/1/28             NR/A+                  85,000             91,538
--------------------------------------------------------------------------------------------------------
NJ Sports & Exposition Authority Convention
Center Luxury Tax RB, Series A, MBIA
Insured, 6.25%, 7/1/20                                  Aaa /AAA               80,000             87,625


                    12 Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                        Ratings:
                                                        Moody's/           Face             Market Value
                                                        S&P/Fitch          Amount           See Note 1
--------------------------------------------------------------------------------------------------------
New Jersey  (continued)
NJ Transportation Trust Fund Authority
Bonds, Series 49, Inverse Floater, 6.42%,
6/15/99(3)                                              Aaa/NR             $5,000,000         $5,081,300
--------------------------------------------------------------------------------------------------------
NJ Transportation Trust Fund Authority RB,
Transportation System, Series B, 5%, 6/15/17            Aa2/AA-/AA          1,000,000          1,015,730
--------------------------------------------------------------------------------------------------------
NJ TUAU RRB, Series C, 6.50%, 1/1/16                    Baa1/BBB+/A-          950,000          1,137,483
--------------------------------------------------------------------------------------------------------
NJ TUAU RRB, Series C, MBIA Insured,
6.50%, 1/1/09                                           Aaa/AAA/AAA         1,000,000          1,189,050
--------------------------------------------------------------------------------------------------------
North Jersey District Water Supply RRB,
Wanaque North Project, Series A, MBIA
Insured, 5.125%, 11/15/21                               Aaa /AAA            1,000,000          1,014,010
--------------------------------------------------------------------------------------------------------
PAUNYNJ RB, FGIC Insured, 4.75%, 11/15/16               Aaa/AAA/AAA         1,500,000          1,490,100
--------------------------------------------------------------------------------------------------------
PAUNYNJ Consolidated RB, 112th Series,
5%, 12/1/16                                             A1/AA-/AA-          2,000,000          2,020,940
--------------------------------------------------------------------------------------------------------
PAUNYNJ Consolidated RB, 94th Series,
6%, 12/1/14                                             A1/AA-/AA-            200,000            218,452
--------------------------------------------------------------------------------------------------------
PAUNYNJ SPO RB, JFK International Air
Terminal Project, Series 6, MBIA Insured,
5.75%, 12/1/25                                          Aaa/AAA/AAA         2,000,000          2,125,780
--------------------------------------------------------------------------------------------------------
PAUNYNJ SPO RB, JFK International Air
Terminal Project, Series 6, MBIA Insured,
7%, 12/1/12                                             Aaa/AAA/AAA         2,000,000          2,526,180
--------------------------------------------------------------------------------------------------------
PAUNYNJ SPO RRB, KIAC-4 Project,
Fifth Installment, 6.75%, 10/1/19                       NR/NR                 900,000          1,004,247
                                                                                              ----------
                                                                                              68,230,695

--------------------------------------------------------------------------------------------------------
U.S. Possessions--22.4%
Guam Housing Corp. SFM RB, Series A,
5.75%, 9/1/31                                           NR/AAA              2,000,000          2,185,100
--------------------------------------------------------------------------------------------------------
Guam PAU RB, Series A, 6.30%, 10/1/22                   NR/BBB                185,000            198,424
--------------------------------------------------------------------------------------------------------
PR CMWLTH HTAU RB, Puerto Rico
Infrastructure Bank, Sub. Lien, 5%, 7/1/28              Baa1/A-             1,000,000            996,140
--------------------------------------------------------------------------------------------------------
PR CMWLTH HTAU RB, Series 88, MBIA
Insured, Inverse Floater, 6.835%, 7/1/99(3)             NR/AAA              3,125,000          3,140,906
--------------------------------------------------------------------------------------------------------
PR CMWLTH HTAU RB, Series Y, 5%, 7/1/36                 Baa1/A              1,000,000          1,006,330
--------------------------------------------------------------------------------------------------------
PR CMWLTH Infrastructure FAU Special RB,
Series A, AMBAC Insured, 5%, 7/1/11                     Aaa/AAA             1,000,000          1,068,580
--------------------------------------------------------------------------------------------------------
PR EPAU RRB, Series Z, 5.50%, 7/1/16                    Baa1/BBB+           2,000,000          2,096,680
--------------------------------------------------------------------------------------------------------
PR Industrial Tourist Educational Medical &
Environmental Control Facilities RB,
Polytechnic University Project, Series A,
6.50%, 8/1/24                                           NR/BBB-               405,000            442,863


                    13 Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                        Ratings:
                                                        Moody's/           Face             Market Value
                                                        S&P/Fitch          Amount           See Note 1
--------------------------------------------------------------------------------------------------------
U.S. Possessions  (continued)
PR Public Buildings Authority RB,
Government Facilities, Series B,
AMBAC Insured, 5%, 7/1/27                               Aaa/AAA            $2,000,000         $2,008,800
--------------------------------------------------------------------------------------------------------
PR Public Buildings Authority RB, Series B,
5.25%, 7/1/21                                           Baa1/A              3,390,000          3,445,664
--------------------------------------------------------------------------------------------------------
Virgin Islands Housing FAU SFM RRB, Series A,
6.50%, 3/1/25                                           NR/AAA                150,000            160,787
--------------------------------------------------------------------------------------------------------
Virgin Islands PFAU RB, Sub. Lien, Series E,
6%, 10/1/22                                             NR/NR               1,500,000          1,569,585
--------------------------------------------------------------------------------------------------------
Virgin Islands Water & PAU Electric Systems
RRB, 5.375%, 7/1/10                                     NR/NR/BBB           1,470,000          1,573,062
                                                                                              ----------
                                                                                              19,892,921

--------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $84,479,109)                                   99.2%        88,123,616
--------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                   0.8            683,230
                                                                                -----        -----------
Net Assets                                                                      100.0%       $88,806,846
                                                                                =====        ===========

To simplify the listings of securities, abbreviations are used per the table below:

BOE     --Board of Education
CAP     --Capital Appreciation
CMWLTH  --Commonwealth
COP     --Certificates of Participation
DAU     --Development Authority
EDAU    --Economic Development Authority
EPAU    --Electric Power Authority
FA      --Facilities Authority
FAU     --Finance Authority
GOB     --General Obligation Bonds
GOUN    --General Obligation Unlimited Nts.
HCF     --Health Care Facilities
HFA     --Housing Finance Agency
HTAU    --Highway & Transportation Authority
MH      --Multifamily Housing
MUAU    --Municipal Utilities Authority
PAUNYNJ --Port Authority of New York & New Jersey
PAU     --Power Authority
PC      --Pollution Control
PFAU    --Public Finance Authority
RB      --Revenue Bonds
RRB     --Revenue Refunding Bonds
SFM     --Single Family Mtg.
SPO     --Special Obligations
TUAU    --Turnpike Authority
WPCAU   --Water Pollution Control Authority

1. Securities with an aggregate market value of $356,721 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

3. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $8,222,206 or 9.26% of the Fund's net assets as of January 31, 1999.

As of January 31, 1999, securities subject to the alternative minimum tax amount to $21,097,147 or 23.76% of the Fund's net assets.


                    14 Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distribution of investments by industry, as a percentage of total investments at value, is as follows:

Industry                                            Market Value        Percent
-------------------------------------------------------------------------------
Hospital/Healthcare                                  $13,916,585           15.8%
-------------------------------------------------------------------------------
Highways                                              13,566,939           15.4
-------------------------------------------------------------------------------
Municipal Leases                                      10,179,594           11.6
-------------------------------------------------------------------------------
Marine/Aviation Facilities                             8,381,452            9.5
-------------------------------------------------------------------------------
Adult Living Facilities                                8,153,278            9.3
-------------------------------------------------------------------------------
Single Family Housing                                  5,666,345            6.4
-------------------------------------------------------------------------------
Water Utilities                                        5,387,716            6.1
-------------------------------------------------------------------------------
Corporate Backed                                       4,628,400            5.3
-------------------------------------------------------------------------------
General Obligation                                     4,552,437            5.2
-------------------------------------------------------------------------------
Higher Education                                       3,794,166            4.3
-------------------------------------------------------------------------------
Electric Utilities                                     3,299,351            3.7
-------------------------------------------------------------------------------
Sales Tax                                              2,725,790            3.1
-------------------------------------------------------------------------------
Parking Fee Revenue                                    2,144,870            2.4
-------------------------------------------------------------------------------
Multifamily Housing                                    1,172,438            1.3
-------------------------------------------------------------------------------
Pollution Control                                        554,255            0.6
                                                     -----------          -----
Total                                                $88,123,616          100.0%
                                                     ===========          =====

See accompanying Notes to Financial Statements.


                    15 Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

===============================================================================
Assets
Investments, at value (cost $84,479,109)
--see accompanying statement                                       $ 88,123,616
-------------------------------------------------------------------------------
Cash                                                                     90,138
-------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                893,522
Shares of beneficial interest sold                                      165,863
Other                                                                     2,627
                                                                   ------------
Total assets                                                         89,275,766

===============================================================================
Liabilities
(Payables and other liabilities:)
Dividends                                                               210,206
Shares of beneficial interest redeemed                                   89,469
Trustees' compensation--Note 1                                           65,930
Daily variation on futures contracts--Note 5                             55,117
Shareholder reports                                                      29,700
Distribution and service plan fees                                       10,982
Transfer and shareholder servicing agent fees                             1,650
Other                                                                     5,866
                                                                   ------------
Total liabilities                                                       468,920

===============================================================================
Net Assets                                                         $ 88,806,846
                                                                   ============

===============================================================================
Composition of Net Assets
Paid-in capital                                                    $ 84,962,373
-------------------------------------------------------------------------------
Overdistributed net investment income                                   (86,870)
-------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                341,953
-------------------------------------------------------------------------------
Net unrealized appreciation on investments--Notes 3 and 5             3,589,390
                                                                   ------------
Net assets                                                         $ 88,806,846
                                                                   ============


                    16 Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

=========================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$40,399,786 and 3,411,370 shares of beneficial interest outstanding)               $11.84
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                                        $12.43

-----------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $40,300,221 and
3,404,768 shares of beneficial interest outstanding)                               $11.84

-----------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,106,839 and
684,749 shares of beneficial interest outstanding)                                 $11.84

See accompanying Notes to Financial Statements.


                    17 Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------
Statement of Operations For the Six Months Ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

==================================================================================
Investment Income
Interest                                                               $ 2,085,068

==================================================================================
Expenses
Management fees--Note 4                                                    240,367
----------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                     44,593
Class B                                                                    183,575
Class C                                                                     38,154
----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                       25,096
----------------------------------------------------------------------------------
Shareholder reports                                                         23,719
----------------------------------------------------------------------------------
Trustees' compensation--Note 1                                              18,595
----------------------------------------------------------------------------------
Legal, auditing and other professional fees                                 11,043
----------------------------------------------------------------------------------
Custodian fees and expenses                                                 10,040
----------------------------------------------------------------------------------
Registration and filing fees                                                 4,091
----------------------------------------------------------------------------------
Other                                                                        3,982
                                                                       -----------
Total expenses                                                             603,255
Less reimbursement of expenses by OppenheimerFunds, Inc.--Note 4          (202,877)
Less expenses paid indirectly--Note 4                                       (9,888)
                                                                       -----------
Net expenses                                                               390,490
==================================================================================
Net Investment Income                                                    1,694,578

==================================================================================
Realized and Unrealized Gain Net realized gain on:
Investments                                                                470,037
Closing of futures contracts                                                 5,521
                                                                       -----------
Net realized gain                                                          475,558
                                                                       -----------

----------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments     1,341,651
                                                                       -----------
Net realized and unrealized gain                                         1,817,209
==================================================================================
Net Increase in Net Assets Resulting from Operations                   $ 3,511,787
                                                                       ===========

See accompanying Notes to Financial Statements.


                    18 Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                         Six Months Ended
                                                         January 31, 1999      Year Ended
                                                         (Unaudited)           July 31, 1998
============================================================================================
Operations
Net investment income                                   $  1,694,578            $  2,449,468
--------------------------------------------------------------------------------------------
Net realized gain (loss)                                     475,558                (137,748)
--------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation      1,341,651                 622,195
                                                        ------------            ------------
Net increase in net assets resulting from operations       3,511,787               2,933,915

============================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                     (829,021)             (1,254,458)
Class B                                                     (717,082)             (1,090,385)
Class C                                                     (149,121)               (152,621)
--------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                      (32,212)                (80,412)
Class B                                                      (34,382)                (80,657)
Class C                                                       (7,281)                 (9,067)

============================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                    6,547,745              13,845,886
Class B                                                    6,443,557              14,274,224
Class C                                                    1,487,019               4,363,695

============================================================================================
Net Assets
Total increase                                            16,221,009              32,750,120
--------------------------------------------------------------------------------------------
Beginning of period                                       72,585,837              39,835,717
                                                        ------------            ------------
End of period (including overdistributed
net investment income of $86,870
and $86,224, respectively)                              $ 88,806,846            $ 72,585,837
                                                        ============            ============

See accompanying Notes to Financial Statements.


                    19 Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                                 Class A
                                                 ----------------------------------------------------------------
                                                 Six Months
                                                 Ended
0                                                January 31,       Year Ended July 31,
                                                 1999 (Unaudited)  1998           1997           1996(2)
===========================================================================================================
Per Share Operating Data
Net asset value, beginning of period             $    11.58        $    11.54     $    11.10     $    11.26
-----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .28               .58            .62            .36
Net realized and unrealized gain (loss)                 .27               .09            .45           (.16)
                                                 ----------        ----------     ----------     ----------
Total income (loss) from investment
operations                                              .55               .67           1.07            .20
-----------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                   (.28)             (.59)          (.61)          (.36)
Distributions from net realized gain                   (.01)             (.04)          (.02)            --
                                                 ----------        ----------     ----------     ----------
Total dividends and distributions
to shareholders                                        (.29)             (.63)          (.63)          (.36)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $    11.84        $    11.58     $    11.54     $    11.10
                                                 ==========        ==========     ==========     ==========
===========================================================================================================
Total Return, at Net Asset Value(4)                    4.74%             5.96%          9.99%          1.80%
===========================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)         $   40,400        $   33,060     $   19,109     $   11,354
-----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $   35,472        $   24,909     $   14,072     $   10,036
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                  4.63%(6)          4.94%          5.45%          5.49%(6)
Expenses, before reimbursement
and voluntary assumption by the
Manager or Distributor(7)                              1.09%(6)          1.14%          1.08%          1.64%(6)
Expenses, net of reimbursement
and voluntary assumption by the
Manager or Distributor                                 0.56%(6)          0.38%          0.88%          0.97%(6)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                               31%               46%            12%            33%

1. For the period from August 29, 1995, (inception of offering) to December 31, 1995.

2. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

3. For the period from March 1, 1994, (commencement of operations) to December 31, 1994.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. Ratios during this period would not be indicative of future results.

6. Annualized.


                    20 Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            Class B
--------------------------------------------------------------------------------------
                            Six Months
                            Ended
Year Ended December 31,     January 31,       Year Ended July 31,
1995          1994(3)       1999 (Unaudited)  1998           1997           1996(2)
======================================================================================

$    10.41    $    11.43    $    11.58        $    11.53     $    11.09     $    11.25
--------------------------------------------------------------------------------------

       .61           .49           .23               .50            .53            .31
       .86         (1.02)          .27               .09            .46           (.16)
----------    ----------    ----------        ----------     ----------     ----------

      1.47          (.53)          .50               .59            .99            .15
--------------------------------------------------------------------------------------

      (.61)         (.49)         (.23)             (.50)          (.53)          (.31)
      (.01)           --          (.01)             (.04)          (.02)            --
----------    ----------    ----------        ----------     ----------     ----------

      (.62)         (.49)         (.24)             (.54)          (.55)          (.31)
--------------------------------------------------------------------------------------
$    11.26    $    10.41    $    11.84        $    11.58     $    11.53     $    11.09
==========    ==========    ==========        ==========     ==========     ==========
======================================================================================
     14.42%        (4.63)%        4.26%             5.25%          9.18%          1.34%
======================================================================================

$    8,806    $    3,877    $   40,300        $   33,062     $   18,647     $    9,740
--------------------------------------------------------------------------------------
$    6,504    $    2,506    $   36,508        $   25,556     $   13,278     $    7,774
--------------------------------------------------------------------------------------

      5.51%         5.57%(6)      3.89%(6)          4.17%          4.70%          4.70%(6)


      1.75%         1.46%(6)      1.84%(6)          1.89%          1.83%          2.40%(6)


      0.80%         0.31%(6)      1.31%(6)          1.14%          1.62%          1.74%(6)
--------------------------------------------------------------------------------------
         7%           17%           31%               46%            12%            33%

7. Beginning in fiscal 1995, the expense ratio reflects the effect of expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended January 31, 1999, were $39,383,269 and $24,874,533, respectively.


                    21 Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

                                                   Class B  (continued)
                                                   -------------------------


                                                   Year Ended December 31,
                                                   1995            1994(3)
============================================================================
Per Share Operating Data
Net asset value, beginning of period               $   10.40       $   11.43
----------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .53             .41
Net realized and unrealized gain (loss)                  .86           (1.02)
                                                   ---------       ---------
Total income (loss) from investment
operations                                              1.39            (.61)
----------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                    (.53)           (.42)
Distributions from net realized gain                    (.01)             --
                                                   ---------       ---------
Total dividends and distributions
to shareholders                                         (.54)           (.42)
----------------------------------------------------------------------------
Net asset value, end of period                     $   11.25       $   10.40
                                                   =========       =========
============================================================================
Total Return, at Net Asset Value(4)                    13.59%          (5.39)%
============================================================================
Ratios/Supplemental Data
----------------------------------------------------------------------------
Net assets, end of period (in thousands)           $   5,222       $   2,986
----------------------------------------------------------------------------
Average net assets (in thousands)                  $   4,080       $   1,841
----------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                   4.79%           4.76%(6)
Expenses, before reimbursement
and voluntary assumption by the
Manager or Distributor(7)                               2.49%           2.29%(6)
Expenses, net of reimbursement
and voluntary assumption by the
Manager or Distributor                                  1.53%           1.14%(6)
----------------------------------------------------------------------------
Portfolio turnover rate(8)                                 7%             17%

1. For the period from August 29, 1995, (inception of offering) to December 31, 1995.

2. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31. 3. For the period from March 1, 1994, (commencement of operations) to December 31, 1994.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. Ratios during this period would not be indicative of future results.

6. Annualized.


                    22 Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------
Six Months                                                     Period
Ended                                                          Ended
January 31,      Year Ended July 31,                           Dec. 31,
1999 (Unaudited) 1998          1997            1996(2)         1995(1)
========================================================================

$   11.58        $   11.53     $   11.09       $   11.25       $   11.01
------------------------------------------------------------------------

      .23              .50           .53             .30             .19
      .27              .09           .45            (.16)            .25
---------        ---------     ---------       ---------       ---------

      .50              .59           .98             .14             .44
------------------------------------------------------------------------

     (.23)            (.50)         (.52)           (.30)           (.19)
     (.01)            (.04)         (.02)             --            (.01)
---------        ---------     ---------       ---------       ---------

     (.24)            (.54)         (.54)           (.30)           (.20)
------------------------------------------------------------------------
$   11.84        $   11.58     $   11.53       $   11.09       $   11.25
=========        =========     =========       =========       =========
========================================================================
     4.26%            5.24%         9.11%           1.29%           4.07%
========================================================================

------------------------------------------------------------------------
$   8,107        $   6,463     $   2,080       $     132       $      50
------------------------------------------------------------------------
$   7,578        $   3,631     $     747       $      74       $       3
------------------------------------------------------------------------
     3.90%(6)         4.20%         4.56%           4.66%(6)          --(5)


     1.84%(6)         1.92%         1.79%           2.48%(6)          --(5)


     1.31%(6)         1.12%         1.60%           1.81%(6)          --(5)
------------------------------------------------------------------------
       31%              46%           12%             33%              7%

7. Beginning in fiscal 1995, the expense ratio reflects the effect of expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended January 31, 1999, were $39,383,269 and $24,874,533, respectively.

See accompanying Notes to Financial Statements.


                    23 Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer New Jersey Municipal Fund (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek current income exempt from federal and New Jersey income taxes by investing in municipal securities, while attempting to preserve capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of July 31, 1998, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $54,000, which expires in 2006.


                    24 Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Trustees' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended January 31, 1999, a provision of $7,595 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $63,884 as of January 31, 1999.

            The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustee in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

            The Fund concentrates its investments in New Jersey and, therefore, may have more credit risks related to the economic conditions of New Jersey than a portfolio with a broader geographical diversification.

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                    25 Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited) (Continued)
--------------------------------------------------------------------------------

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                           Six Months Ended January 31, 1999      Year Ended July 31, 1998
                           ---------------------------------      ----------------------------
                           Shares          Amount                 Shares          Amount
----------------------------------------------------------------------------------------------
Class A:
Sold                            822,825    $  9,667,361              1,479,153    $ 17,088,412
Dividends and
distributions reinvested         47,697         559,335                 73,193         843,838
Redeemed                       (313,800)     (3,678,951)              (354,111)     (4,086,364)
                           ------------    ------------           ------------    ------------
Net increase                    556,722    $  6,547,745              1,198,235    $ 13,845,886
                           ============    ============           ============    ============
----------------------------------------------------------------------------------------------
Class B:
Sold                            712,721    $  8,363,699              1,418,500    $ 16,352,105
Dividends and
distributions reinvested         39,955         468,352                 63,541         732,272
Redeemed                       (204,239)     (2,388,494)              (243,070)     (2,810,153)
                           ------------    ------------           ------------    ------------
Net increase                    548,437    $  6,443,557              1,238,971    $ 14,274,224
                           ============    ============           ============    ============
----------------------------------------------------------------------------------------------
Class C:
Sold                            181,224    $  2,130,741                406,603    $  4,695,990
Dividends and
distributions reinvested         11,063         129,707                 11,359         131,054
Redeemed                        (65,786)       (773,429)               (40,110)       (463,349)
                           ------------    ------------           ------------    ------------
Net increase                    126,501    $  1,487,019                377,852    $  4,363,695
                           ============    ============           ============    ============

================================================================================
3. Unrealized Gains and Losses on Investments

As of January 31, 1999, net unrealized appreciation on investments of $3,644,507 was composed of gross appreciation of $3,662,332, and gross depreciation of $17,825.


                    26 Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million and 0.35% of average annual net assets in excess of $1 billion. The Manager has voluntarily undertaken to assume Fund expenses to the level needed to maintain a stable dividend. The Fund's management fee for the six months ended January 31, 1999 was 0.60% of the average annual net assets of Class A, Class B and Class C shares before the voluntary waiver by the Manager.

            For the six months ended January 31, 1999, commissions (sales charges paid by investors) on sales of Class A shares totaled $105,352, of which $16,732 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class A, Class B and Class C shares totaled $15,000, $320,587 and $18,031, respectively. During the six months ended January 31, 1999, OFDI received contingent deferred sales charges of $44,428 and $3,997, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

            OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

            Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

            The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% (voluntarily reduced to 0.15% by the Fund's Board) of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintaining accounts of their customers that hold Class A shares.


                    27 Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited) (Continued)
--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates (continued)

The Fund has adopted a Distribution and Service Plan for Class B shares to reimburse OFDI for its costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year for its services rendered in distributing Class B shares. OFDI also receives a service fee of 0.25% (voluntarily reduced to 0.15% by the Fund's Board) per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Each fee is computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the six months ended January 31, 1999, OFDI retained $150,157 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of January 31, 1999, OFDI had incurred excess distribution and servicing costs of $1,437,713 for Class B.

            The Fund has adopted a Distribution and Service Plan for Class C shares to compensate OFDI for its costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares for its services rendered in distributing Class C shares. OFDI also receives a service fee of 0.25% (voluntarily reduced to 0.15% by the Fund's Board) per year to compensate dealers for providing personal services for accounts that hold Class C shares. Each fee is computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the six months ended January 31, 1999, OFDI retained $29,487 as compensation for Class C sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of January 31, 1999, OFDI had incurred excess distribution and servicing costs of $79,506 for Class C.

================================================================================
5. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

            The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient than actually buying fixed income securities.


                    28 Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

            Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments.

            The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

            Risk of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of January 31, 1999, the Fund had outstanding futures contracts as follows:

                              Expiration    Number of      Valuation as of      Unrealized
Contract Description          Date          Contracts      January 31, 1999     Depreciation
--------------------------------------------------------------------------------------------
Contracts to Sell

U.S. Treasury Bonds, 20 yr.   3/99          78             $9,984,000           $55,117

================================================================================
6. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

            The Fund had no borrowings outstanding during the six months ended January 31, 1999.


                    29 Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------
Oppenheimer New Jersey Municipal Fund
--------------------------------------------------------------------------------

A Series of Oppenheimer Multi-State Municipal Trust

================================================================================
Officers and Trustees    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Pauline Trigere, Trustee
                         Clayton K. Yeutter, Trustee
                         Caryn R. Halbrecht, Vice President
                         George C. Bowen, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Andrew J. Donohue, Secretary
                         Robert G. Zack, Assistant Secretary
================================================================================
Investment Advisor       OppenheimerFunds, Inc.
================================================================================
Distributor              OppenheimerFunds Distributor, Inc.
================================================================================
Transfer and             OppenheimerFunds Services
Shareholder Servicing
Agent
================================================================================
Custodian of             Citibank, N.A.
Portfolio Securities
================================================================================
Independent Auditors     KPMG LLP
================================================================================
Legal Counsel            Gordon Altman Butowsky Weitzen Shalov & Wein

                         The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors. This is a copy of a report to shareholders of Oppenheimer New Jersey Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer New Jersey Municipal Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


                    30 Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------
OppenheimerFunds Family
--------------------------------------------------------------------------------

=======================================================================================
Real Asset Funds
---------------------------------------------------------------------------------------
Real Asset Fund             Gold & Special Minerals Fund
=======================================================================================
Global Stock Funds
---------------------------------------------------------------------------------------
Developing Markets Fund     International Growth Fund      Quest Global Value Fund
International Small         Global Fund                    Global Growth & Income Fund
  Company Fund              Europe Fund
=======================================================================================
Stock Funds
---------------------------------------------------------------------------------------
Enterprise Fund             MidCap Fund                    Growth Fund
Discovery Fund              Capital Appreciation Fund      Disciplined Value Fund
Quest Small Cap Value Fund  Quest Capital Value Fund       Quest Value Fund
                                                           Large Cap Growth Fund
=======================================================================================
Stock & Bond Funds
---------------------------------------------------------------------------------------
Main Street Growth &        Total Return Fund              Disciplined Allocation Fund
  Income Fund1              Quest Balanced                 Multiple Strategies Fund
Quest Opportunity             Value Fund                   Convertible Securities Fund
  Value Fund                Equity Income Fund
=======================================================================================
Taxable Bond Funds
---------------------------------------------------------------------------------------
International Bond Fund     Champion Income Fund           U.S. Government Trust
World Bond Fund             Strategic Income Fund          Limited-Term Government Fund
High Yield Fund             Bond Fund
=======================================================================================
Municipal Bond Funds
---------------------------------------------------------------------------------------
California Municipal Fund2  Pennsylvania Municipal Fund2   Rochester Division:
Florida Municipal Fund2     Municipal Bond Fund            Rochester Fund Municipals
New Jersey Municipal Fund2  Insured Municipal Fund         Limited Term New York
New York Municipal Fund2    Intermediate Municipal Fund      Municipal Fund
=======================================================================================
Money Market Funds3
---------------------------------------------------------------------------------------
Money Market Fund           Cash Reserves

1. On 12/22/98, the Fund's name was changed from "Main Street Income & Growth Fund."

2. Available only to investors in certain states.

3. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1999 OppenheimerFunds, Inc. All rights reserved.


                    31 Oppenheimer New Jersey Municipal Fund

Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com -- we're here to help.

                                                      [LOGO] OppenheimerFunds(R)
                                                               Distributor, Inc.

Internet

24-hr access to account
information. Online transactions
now available

----------------------------------
www.oppenheimerfunds.com
----------------------------------

General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

----------------------------------
1-800-525-7048
----------------------------------

Account Transactions
Mon-Fri 8:30am-8pm ET

----------------------------------
1-800-852-8457
----------------------------------

PhoneLink
24-hr automated information
and automated transactions

----------------------------------
1-800-533-3310
----------------------------------

Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

----------------------------------
1-800-843-4461
----------------------------------

OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the economy
and issues that affect your
investments

----------------------------------
1-800-835-3104
----------------------------------

RS0395.001.0199 April 1, 1999